The latest report from your
                             Fund's management team

--------------------------------------------------------------------------------

                                       The

                                  Southeastern

                                     Thrift

                                    and Bank

                                   Fund, Inc.


                                SEMIANNUAL REPORT

                                  June 30, 1999

                      -----------------------------------
                                   DIRECTORS
                               Franklin C. Golden
                               Robert G. Freedman
                              Fred G. Steingraber
                                Donald R. Tomlin
                                H. Hall Ware III

                                    OFFICERS
                               Franklin C. Golden
                                   President
                                James K. Schmidt
                                 Vice President
                                Robert E. Gramer
                                   Treasurer
                                Reinaldo Pascual
                                   Secretary

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                           CUSTODIAN, TRANSFER AGENT,
                         DISTRIBUTION DISBURSING AGENT
                                 AND REGISTRAR
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110

                                 LEGAL COUNSEL
                            Kilpatrick Stockton LLP
                             1100 Peachtree Street
                          Atlanta, Georgia 30309-4530

                           Listed NASDAQ Symbol: STBF
                           For Shareholder Assistance
                                Refer to Page 14
               -------------------------------------------------

===============================PRESIDENT'S MESSAGE==============================

DEAR FELLOW SHAREHOLDERS:

As we move ever closer to the year 2000, I would like to share with you below a message that Edward J. Boudreau, Jr., chairman of John Hancock Advisers, Inc. - the Fund's investment adviser and administrator - is sending to the company's shareholders:

"The Year 2000 is fast approaching and people around the world are getting ready to celebrate this historic transition to a new millennium. At John Hancock Funds, we share the excitement, but we aren't popping the champagne corks just yet. Rather, we are staying on the course that we set more than two years ago to ensure that the transition to a new millennium is a smooth one for our shareholders.

As many already know, the Year 2000 has created more than the prospect of New Year's festivities of epic proportions. It has also presented the world with a challenge: making sure that older computers, and any equipment powered by computer chips, can properly read and process the date "00" as 2000, not 1900. Much has been written about how the world will weather the change. Some view it as a non-event, while others see the potential for disruptions. How much disruption, and for how long, depends on whom you talk to.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Franklin C. Golden, President, flush right next to second paragraph.]
--------------------------------------------------------------------------------

As a company, we recognize that the Year 2000 ("Y2K") phenomenon is an important issue to be dealt with and we have made it a top priority. Two years ago, John Hancock Funds put a full-time team of experts on the case and established a company-wide program to evaluate all computer applications and to modify or replace those that needed changing.

These modifications and replacements for all mission-critical systems are done and successfully compliance tested. The rest of 1999 will be spent completing the few remaining non mission-critical systems, testing with our business partners and continuing to participate in industry testing. We have also established additional contingency plans beyond our regular ones to prepare for any challenges that the Year 2000 might present. In the end, John Hancock will spend approximately $90-$95 million to ensure we make a successful transition to the Year 2000.

No one knows how the dawning of the new millennium will unfold. Although we cannot make any ironclad assurances, we are confident that the steps we have taken will provide shareholders with as smooth a transition as possible. Once that occurs, we will happily raise our glasses to toast the New Year, future prosperity and our hopes to serve you well into the 2000's."

Rest assured that we, your Board of Directors, will also continue to monitor these events as time progresses.

Very truly yours,

/s/Franklin C. Golden
---------------------
FRANKLIN C. GOLDEN, PRESIDENT OF THE SOUTHEASTERN THRIFT AND BANK FUND, INC.

================================================================================

        By James K. Schmidt, CFA, Portfolio Management Team Leader, and
             Thomas Finucane and Thomas Goggins, Portfolio Managers

                                The Southeastern
                           Thrift and Bank Fund, Inc.

          Strong U.S. growth propels market; small regional banks lag
          -----------------------------------------------------------

Buoyed by a surprisingly strong U.S. economy, solid corporate earnings growth and less turbulence overseas, the stock market continued to advance over the last six months. In the first quarter, the move up continued to be dominated by an increasingly narrow group of large-company stocks. Technology ruled, and investors' appetite for Internet-related stocks was at near-manic levels.

         As with the overall market, financial stocks rebounded from last year's economic turmoil; however, the largest financial stocks, including the money-center banks, dominated the sector's advance. The smaller regional banks and thrifts that are the Fund's focus stayed in the doldrums despite solid earnings growth. Earlier in the year, investors shunned them in pursuit of the hot Internet and technology stocks. Later, this interest-rate sensitive group fell prey to concerns that the Federal Reserve would raise interest rates, which it did at the end of June.

Performance review

As with last year, The Southeastern Thrift and Bank Fund, Inc.'s emphasis on smaller-cap stocks caused us to produce more modest results than our peers over the last six months. Other financial services funds tend to have much heavier concentrations in the largest banks, and also own the non-bank financial companies that have

--------------------------------------------------------------------------------
[A 3 1/2" x 2 1/2" photo at bottom right side of page of The Southeastern Thrift and Bank Fund, Inc. Caption below reads "Fund management team members. Standing (l-r): "Jay McKelvey, Tom Goggins and Tom Finucane. Seated (I-r): Lisa Welch, Jim Schmidt and Patricia Ouimet."]
--------------------------------------------------------------------------------

"The smaller regional banks and thrifts that are the Fund's focus stayed in the doldrums..."

================================================================================

                  The Southeastern Thrift and Bank Fund, Inc.


"...underlying trends that have made investing in bank stocks so
success-ful....have remained firmly in place."

--------------------------------------------------------------------------------
[Table at top left hand column entitled "Top Five Stock Holdings." The first listing is Regions Financial Corp. 4.3%, the second is CCB Financial Corp. 3.9%, the third BB&T Corp. 3.7%, the fourth SouthTrust Corp. 3.6% and the fifth First Tennessee National Corp. 3.4%. A note below the table reads "As a percentage of net assets on June 30, 1999."]
--------------------------------------------------------------------------------

dominated performance. For the six months ended June 30, 1999, the Fund remained essentially flat, posting a total return of -0.04% at net asset value, compared to the 7.20% return of the average open-end financial services fund, according to Lipper, Inc.

         As long-time shareholders know, the Fund's strategy of buying attractively valued regional banks with solid fundamentals and the potential to benefit from merger activity has served us very well over time. This latest period with its more modest performance (something we expect periodically with market fluctuations) serves as a good example of why we encourage shareholders to take a longer-term perspective to sector-specific investing, which is more susceptible to short-term volatility.

Reasons for optimism

Despite short-term market fluctuations, the underlying trends that have made investing in bank stocks so successful over the years have

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Stone Street Bancorp followed by an up arrow with the phrase "North Carolina S&L sells out to CCB Financial." The second listing is Colonial BancGroup followed by an up arrow with the phrase "Rebounds from mortgage banking miscue." The third listing is First Financial Holdings followed by a down arrow with the phrase "Rising rate fears hurt stock." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

remained firmly in place. In our view, that makes the case for financial stock investing as compelling now as it has ever been. Catalysts include:

oIndustry consolidation: One of the founding principles behind The Southeastern Thrift and Bank Fund, Inc. was to capitalize on ongoing consolidation in the banking industry. Indeed, the number of individual institutions has dropped from around 14,000 in 1985 to just under 9,000 today. The opportunities continue to abound, since the enduring reason for these mergers - excess capacity in the U.S. banking system - will serve as a catalyst for this process well into the 21st century.

         Earlier this year, the number of bank deals abated, but the pace has begun to pick up recently. For one thing, Year 2000 pressures have begun to subside, since by now any mergers won't actually get closed until next year. For another, a proposed change in the method of accounting for mergers could be enacted, possibly as early as next year. We believe banks are taking advantage of the current, and preferred, "pooling" accounting method before it is eliminated. To date in 1999, four of the Fund's holdings announced mergers, including First American Corp. in Tennessee.

         o Solid fundamentals: The stock market lately has overlooked one very positive ingredient in the bank equation: earnings growth. In the last two quarters, bank earnings have been very solid, continuing the 12% to 14% growth rate we saw in 1998. The strong economy helped banks produce better-than-expected domestic loan growth and created a pickup in capital markets activity, which includes trading, loan syndication and investment banking. The level of non-performing loans remained low, net interest margins were stable and share buybacks continue

================================================================================

                  The Southeastern Thrift and Bank Fund, Inc.

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended June 30, 1999." The chart is scaled in increments of 1% with -1% at the bottom and 8% at the top. The first bar represents the -0.04% total return for The Southeastern Thrift and Bank Fund, Inc. The second bar represents the 7.20% total return for Average open-end financial services fund. A note below the chart reads "The total return for Th e Southeastern Thrift and Bank Fund, Inc. is at net asset value with all distributions reinvested. The average open-end financial services fund is tracked by Lipper, Inc."]
--------------------------------------------------------------------------------

to aid earnings-per-share growth.

         o Regulatory reform: Financial reform legislation aimed at repealing restrictive and obsolete regulations has gotten off to a fast start this year, with both the House and Senate banking committees already approving different versions of the bill. Although there are still some significant issues to be resolved, we believe it is inevitable that some form of financial deregulation will be enacted, possibly this year. This will set the stage for a new round of consolidation that will produce cross-ownership between financial services companies previously separated by product specialization, such as banks, brokerage firms and insurance companies.

         o Compelling valuations: The recent disruption has had a silver lining: it made attractive bank stocks inexpensive. Currently, bank stocks are selling at 16 times 1999 earnings, while the S&P 500 Index is selling at 26 times 1999 earnings. That means bank stocks are selling at 60% of the S&P 500's earnings level. This is cheap from a historical perspective, even though bank earnings growth is at least as good as, if not better than, the S&P. As value investors, we'd rather buy good companies with solid fundamentals and prospects at bargain prices and hold on to them, waiting for the inevitable rebound. During this period, we pared our stakes in some of the larger money-center banks and super-regionals that had moved up strongly, including Bank of America and First Union. In their place, we added to our positions in smaller banks like First Charter and Capital City Bank Group, where we see good value.

Going forward

With robust U.S. growth, an improving climate overseas and low inflation, the economic environment remains ripe for further stock market advances. A quickened merger pace and momentum for financial reform legislation also bode well for bank stocks. Regardless of market swings, we will continue to apply in-depth fundamental company analysis and our extensive knowledge of the financial industry to maintain a portfolio of quality regional bank and thrift stocks that have the potential to provide superior results over time.

"In the last two quarters, bank earnings have been very solid..."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

=============================FINANCIAL STATEMENTS===============================

                  The Southeastern Thrift and Bank Fund, Inc.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on June 30, 1999. You'll also find the net asset value per share as of that date.

Statement of Assets and Liabilities
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Assets:
 Investments at value - Notes A & C:
  Common stocks  (cost - $39,712,459) ..........................   $90,021,358
  Short-term investments (cost - $27,870) ......................        27,870
  Joint repurchase agreement (cost - $5,025,000) ...............     5,025,000
                                                                 -------------
                                                                    95,074,228
 Cash ..........................................................           869
 Receivable for investments sold ...............................       452,473
 Interest receivable ...........................................         1,670
 Dividends receivable ..........................................       237,955
                                                                 -------------
                      Total Assets .............................    95,767,195
                      --------------------------------------------------------
Liabilities:
 Payable for investments purchased .............................       167,750
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B ......................................        56,589
 Accounts payable and accrued expenses .........................        46,142
                                                                 -------------
                      Total Liabilities ........................       270,481
                      --------------------------------------------------------
Net Assets:
 Capital paid-in ...............................................    37,213,160
 Accumulated net realized gain on investments ..................     7,231,733
 Net unrealized appreciation of investments ....................    50,308,899
 Undistributed net investment income ...........................       742,922
                                                                 -------------
                      Net Assets ...............................   $95,496,714

Net Asset Value Per Share:
 (Based on 3,986,504 shares outstanding - 50 million
 shares authorized with $0.001 per share par value) ............        $23.96
 =============================================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
 Dividends .....................................................    $1,061,030
 Interest ......................................................        69,405
                                                                 -------------
                                                                     1,130,435
                                                                 -------------
Expenses:
 Investment advisory fee - Note B ..............................       297,072
 Administration fee - Note B ...................................        68,555
 Directors' fees ...............................................        32,344
 Custodian fee .................................................        23,354
 Auditing fee ..................................................        19,445
 Miscellaneous .................................................         8,742
 Legal fees ....................................................         8,207
 Printing ......................................................         6,221
 Transfer agent fee ............................................         3,952
                                                                 -------------
                      Total Expenses ...........................       467,892
                      --------------------------------------------------------
                      Net Investment Income ....................       662,543
                      --------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments:
 Net realized gain on investments sold .........................     5,502,830
 Change in net unrealized appreciation/depreciation
  of investments ...............................................    (6,236,367)
                                                                 -------------
                      Net Realized and Unrealized
                      Loss on Investments ......................      (733,537)
                      --------------------------------------------------------
                      Net Decrease in Net Assets
                      Resulting from Operations ................      ($70,994)
                      ========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

                  The Southeastern Thrift and Bank Fund, Inc.


Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                                            SIX MONTHS ENDED
                                                                                          YEAR ENDED          JUNE 30, 1999
                                                                                       DECEMBER 31, 1998       (UNAUDITED)
                                                                                       -----------------    ----------------

Increase in Net Assets:
From Operations:
 Net investment income ..............................................................      $1,308,866            $662,543
 Net realized gain on investments sold ..............................................       9,550,161           5,502,830
 Change in net unrealized appreciation/depreciation of investments ..................     (17,458,922)         (6,236,367)
                                                                                       --------------       -------------
  Net Decrease in Net Assets Resulting from Operations ..............................      (6,599,895)            (70,994)
                                                                                       --------------       -------------
Distributions to Shareholders:
 Dividends from net investment income ($0.3200 and none per share, respectively) ....      (1,275,681)             -
 Distributions from capital gains ($1.9622 and none per share, respectively) ........      (7,822,359)             -
                                                                                       --------------       -------------
  Total Distributions to Shareholders ...............................................      (9,098,040)             -
                                                                                       --------------       -------------
Net Assets:
 Beginning of period ................................................................     111,265,643          95,567,708
                                                                                       --------------       -------------
 End of period (including undistributed net investment income
  of $80,379  and $742,922, respectively) ...........................................     $95,567,708         $95,496,714


Analysis of Common Share Transactions:

                                                                                                   SIX MONTHS ENDED
                                                            YEAR ENDED                              JUNE 30, 1999
                                                        DECEMBER 31, 1998                            (UNAUDITED)
                                                    -------------------------               -----------------------------
                                                     SHARES           AMOUNT                  SHARES           AMOUNT
                                                    ----------     ----------               ----------      -------------
 Shares outstanding, beginning of period .........   3,986,504    $37,213,160                 3,986,504       $37,213,160
                                                    ----------    -----------               -----------     -------------
 Shares outstanding, end of period................   3,986,504    $37,213,160                 3,986,504       $37,213,160


The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses and distributions paid to shareholders.

                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

                  The Southeastern Thrift and Bank Fund, Inc.


Financial Highlights

Selected data for each share of common stock outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------



                                              YEAR ENDED  PERIOD ENDED            YEAR ENDED DECEMBER 31,           SIX MONTHS ENDED
                                               JUNE 30,   DECEMBER 31, --------------------------------------------  JUNE 30, 1999
                                                1994(1)    1994(1,2)     1995(1)      1996       1997       1998      (UNAUDITED)
                                              ----------  ------------ ----------  ---------- ---------- ---------- ----------------


Per Share Operating Performance
 Net Asset Value, Beginning of Period........   $9.040      $10.830      $9.930      $14.380    $17.560     $27.910      $23.970
                                              --------    ---------    --------    ---------  ---------   ---------    ---------
 Net Investment Income ......................    0.105        0.075       0.219        0.280      0.316       0.328        0.166
 Net Realized and Unrealized Gain (Loss) on
  Investments ...............................    2.232(3)    (0.670)(3)   4.513(3)     3.295(3)  10.372(3)   (1.986)      (0.176)
                                              --------    ---------    --------    ---------  ---------   ---------    ---------
  Total from Investment Operations ..........    2.337       (0.595)      4.732        3.575     10.688      (1.658)      (0.010)
                                              --------    ---------    --------    ---------  ---------   ---------    ---------
 Less Distributions:
  Dividends from Net Investment Income ......   (0.103)      (0.130)     (0.219)      (0.274)    (0.310)     (0.320)         -
  Distributions from Net Realized Gain on
   Investments Sold .........................   (0.444)      (0.175)     (0.063)      (0.121)    (0.028)     (1.962)         -
                                              --------    ---------    --------    ---------  ---------   ---------    ---------
  Total Distributions .......................   (0.547)      (0.305)     (0.282)      (0.395)    (0.338)     (2.282)         -
                                              --------    ---------    --------    ---------  ---------   ---------    ---------
 Net Asset Value, End of Period .............  $10.830       $9.930     $14.380      $17.560    $27.910     $23.970      $23.960
                                              ========    =========    ========    =========  =========   =========    =========
 Per Share Market Value, End of Period ......  $10.625       $9.625     $13.750      $16.375    $30.250     $22.375      $19.438
 Total Investment Return at Market Value ....   42.98%       (6.53%)(4)  45.66%       21.96%     91.59%     (18.37%)     (13.13%)(4)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ...  $43,145      $39,548     $57,297      $69,980   $111,266     $95,568      $95,497
 Ratio of Expenses to Average Net Assets ....    1.46%        1.46%(5)    1.31%        1.13%      1.06%       0.97%        1.01%(5)
 Ratio of Net Investment Income to
  Average Net Assets ........................    1.01%        1.35%(5)    1.73%        1.79%      1.45%       1.22%        1.43%(5)
 Portfolio Turnover Rate ....................      23%           7%         14%          13%        16%          9%           5%

(1) All per share amounts and net asset values have been restated to reflect the 2-for-1 stock split effective November 30, 1995.
(2) Effective October 24, 1994, the fiscal period end changed from June 30 to December 31.
(3) Net of federal income taxes of $0.26 for June 30, 1994, $0.215 for December 31, 1994, $0.35 for December 31, 1995, $0.48 for December 31, 1996 and $0.64
    for December 31, 1997 on net long-term capital gains retained by the Fund.
(4) Not annualized.
(5) Annualized.


The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, distributions and gains (losses) of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. It also shows the total investment return for each period based on the market value of Fund shares. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

                  The Southeastern Thrift and Bank Fund, Inc.


Schedule of Investments
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Fund on June 30, 1999. It's divided into two main categories: common stocks and short-term investments. The stocks are further broken down by location. Under each location is a list of the stocks owned by the Fund. Short-term investments, which represent the Fund's "cash" position, are listed last.


                                                                                            MARKET
ISSUER, DESCRIPTION                                            NUMBER OF SHARES             VALUE
-------------------                                            ----------------             -----

COMMON STOCKS
Banks, Savings and Loans - Southeastern (by state)
Alabama (14.72%)
 Colonial BancGroup, Inc. ..................................       186,112                $2,593,936
 Compass Bancshares, Inc. ..................................        59,975                 1,634,319
 First Southern Bancshares .................................        50,917                   585,546
 Peoples Banctrust Co., Inc. ...............................        44,000                   748,000
 Regions Financial Corp. ...................................       107,272                 4,123,267
 Security Federal Bancorp., Inc. ...........................        33,600                   537,600
 Southern Banc Co., Inc. ...................................        32,900                   405,081
 SouthTrust Corp. ..........................................        89,395                 3,430,533
                                                                                          ----------
                                                                                          14,058,282
                                                                                          ----------
Florida (5.73%)
 American Bancshares, Inc.* ................................        40,500                   344,250
 Capital City Bank Group, Inc. .............................        35,350                   883,750
 Commercial Bankshares, Inc. ...............................        25,908                   560,261
 Community Savings Bankshares, Inc. ........................        64,000                   808,000
 Gateway American Bancshares, Inc. .........................       100,000                   500,000
 Pointe Financial Corp.* ...................................        32,500                   347,344
 Republic Security Financial Corp. .........................        81,910                   685,996
 Seacoast Banking Corp. (Class A) ..........................        44,000                 1,342,000
                                                                                          ----------
                                                                                           5,471,601
                                                                                          ----------
Georgia (11.49%)
 ABC Bancorp. ..............................................        17,500                   231,875
 CCF Holding Co. ...........................................        36,047                   639,834
 Century South Banks, Inc. .................................        14,500                   326,250
 Eagle Bancshares, Inc. ....................................        40,000                   830,000
 First Liberty Financial Corp. .............................        97,975                 3,073,966
 Flag Financial Corp. ......................................       102,750                 1,027,500
 Premier Bancshares, Inc. ..................................       101,400                 1,856,888
 SunTrust Banks, Inc. ......................................        42,942                 2,981,785
                                                                                          ----------
                                                                                          10,968,098
                                                                                          ----------


                                                                                            MARKET
ISSUER, DESCRIPTION                                            NUMBER OF SHARES             VALUE
-------------------                                            ----------------             -----

Louisiana (2.73%)
 ISB Financial Corp. .......................................        22,000                  $473,000
 Teche Holding Co. .........................................        25,000                   428,125
 Whitney Holding Corp. .....................................        43,000                 1,709,250
                                                                                          ----------
                                                                                           2,610,375
                                                                                          ----------
Mississippi (4.78%)
 BancorpSouth, Inc. ........................................        64,900                 1,176,312
 Hancock Holding Co. .......................................        18,165                   815,154
 Lamar Capital Corp. .......................................        40,000                   380,000
 People Holding Co. (The) ..................................        23,400                   760,500
 Trustmark Corp. ...........................................        62,500                 1,429,687
                                                                                          ----------
                                                                                           4,561,653
                                                                                          ----------
North Carolina (21.95%)
 Bank of America Corp. .....................................        30,424                 2,230,459
 BB&T Corp. ................................................        97,428                 3,574,390
 CCB Financial Corp. .......................................        71,214                 3,765,440
 Centura Banks, Inc. .......................................        56,087                 3,161,905
 First Charter Corp. .......................................        11,000                   272,250
 First Citizens BancShares, Inc. (Class A) .................        17,556                 1,417,647
 First Savings Bancorp., Inc. ..............................         9,910                   198,200
 First Union Corp. .........................................        36,322                 1,707,134
 FNB Financial Service Corp. ...............................        27,250                   415,563
 Haywood Bancshares, Inc. ..................................        53,400                   780,975
 LSB Bancshares, Inc. ......................................        37,752                   717,288
 Mutual Community Savings Bank* ............................        17,070                   153,630
 Piedmont Bancorp., Inc. ...................................        19,000                   163,875
 Rowan Bankcorp., Inc.* ....................................        15,000                   322,500
 South Street Financial Corp. ..............................        40,000                   285,000
 Stone Street Bancorp., Inc. ...............................        40,000                   800,000
 Wachovia Corp. ............................................        11,673                   998,771
                                                                                          ----------
                                                                                          20,965,027
                                                                                          ----------
South Carolina (2.72%)
 Carolina First Corp. ......................................        12,093                   294,767
 First Financial Holdings, Inc. ............................       103,500                 1,940,625
 Heritage Bancorp., Inc.* ..................................         2,172                    37,467
 Plantation Financial Corp. ................................        20,000                   320,000
                                                                                          ----------
                                                                                           2,592,859
                                                                                          ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       9

=============================FINANCIAL STATEMENTS===============================

                  The Southeastern Thrift and Bank Fund, Inc.


                                                                                            MARKET
ISSUER, DESCRIPTION                                            NUMBER OF SHARES             VALUE
-------------------                                            ----------------             -----


Tennessee (8.16%)
 First American Corp. ......................................        71,858                $2,986,598
 First Tennessee National Corp. ............................        85,480                 3,274,952
 National Commerce Bancorp. ................................        31,000                   678,125
 Union Planters Corp. ......................................        19,079                   852,593
                                                                                          ----------
                                                                                           7,792,268
                                                                                          ----------
Virginia (4.19%)
 Commonwealth Bankshares, Inc.* ............................        36,403                   364,030
 Community Bankshares, Inc. ................................         3,000                    75,000
 F & M National Corp. ......................................        29,308                   972,659
 First Virginia Banks, Inc. ................................        28,725                 1,411,116
 Guaranty Financial Corp. ..................................        20,000                   227,500
 Heritage Bancorp., Inc. ...................................        15,000                    59,063
 Marathon Financial Corp. ..................................        11,500                    80,500
 Rockingham Heritage Bank* .................................        29,400                   271,950
 Salem Bank & Trust ........................................        26,394                   425,603
 Shore Financial Corp.* ....................................        12,750                   114,750
                                                                                          ----------
                                                                                           4,002,171
                                                                                          ----------
                                    TOTAL BANKS, SAVINGS AND
                                        LOANS - SOUTHEASTERN       (76.47%)               73,022,334
                                                                   -------               -----------

ISSUER, DESCRIPTION, STATE
--------------------------
Banks and Thrifts - Other Regions (14.72%)
 Associated Banc-Corp. (WI) ................................        11,250                   466,875
 Bank of the Ozarks, Inc. (AR) .............................        28,500                   516,563
 CB Bancshares, Inc. (HI) ..................................        10,977                   348,520
 Century Bancshares, Inc.* (DC) ............................        11,025                    66,150
 Cullen/Frost Bankers, Inc. (TX) ...........................       115,300                 3,177,956
 Equitable Federal Savings Bank* (MD) ......................        34,000                   629,000
 Local Financial Corp.* (OK) ...............................        90,000                   900,000
 Mercantile Bancorp., Inc. (MO) ............................        12,117                   692,184
 Mercantile Bankshares Corp. (MD) ..........................        37,500                 1,326,562
 North Central Bancshares, Inc. (IA) .......................        17,000                   284,750
 One Valley Bancorp., Inc. (WV) ............................        28,300                 1,061,250
 Prosperity Banchares, Inc. (TX) ...........................        32,750                   478,969
 Provident Financial Group, Inc. (OH) ......................        19,500                   853,125
 Riggs National Corp. (DC) .................................        11,500                   236,469
 SFC Acquisition Corp.* (AR)  (r) ..........................        50,000                   550,000
 Simmons First National Corp. (Class A) (AR) ...............        30,000                   963,750
 Summit Bancshares, Inc. (TX) ..............................        59,500                 1,033,812
 Superior Financial Corp.* (AR) ............................        11,250                   123,750
 Texas Regional Bancshares, Inc.
  (Class A) (TX) ...........................................        12,750                   346,641
                                                                                          ----------
                                             TOTAL BANKS AND
                                     THRIFTS - OTHER REGIONS       (14.72%)               14,056,326
                                                                   -------                ----------


                                                                                            MARKET
ISSUER, DESCRIPTION                                            NUMBER OF SHARES             VALUE
-------------------                                            ----------------             -----

Other (3.08%)
 Household International, Inc. .............................        14,000                  $663,250
 Raymond James Financial, Inc. .............................        95,225                 2,279,448
                                                                                          ----------
                                                                                           2,942,698
                                                                                          ----------
                                         TOTAL COMMON STOCKS
                                          (Cost $39,712,459)       (94.27%)               90,021,358
                                                                   -------               -----------
                                                   INTEREST      PAR VALUE
                                                     RATE      (000s OMITTED)
                                                 -----------   --------------
SHORT-TERM INVESTMENTS
Cash Equivalents
 Deposits in Mutual Banks ....................                         $28                    27,870
                                                                                          ----------
Joint Repurchase Agreement
 Investment in a joint repurchase
  agreement transaction with
  SBC Warburg, Inc. - Dated
  06-30-99, due 07-01-99
  (Secured by U.S. Treasury
  Bonds, 8.875%      due 08-15-17
  and 11.250% due 02-15-15)
  - Note A  ..................................      4.800%           5,025                 5,025,000
                                                                                          ----------
                              TOTAL SHORT-TERM INVESTMENTS          (5.29%)                5,052,870
                                                                   -------                ----------
                                         TOTAL INVESTMENTS         (99.56%)               95,074,228
                                                                   -------                ----------
                         OTHER ASSETS AND LIABILITIES, NET          (0.44%)                  422,486
                                                                   -------                ----------
                                          TOTAL NET ASSETS        (100.00%)              $95,496,714
                                                                  ========               ===========

*   Non-income producing security.

(r) The security listed below is a direct placement security and is restricted as to resale. The Fund has limited rights to registration under the Securities Act of 1933 with respect to restricted securities (not including Rule 144A securities). In certain circumstances the Fund may bear a portion of the cost of such registrations; otherwise, such costs would be borne by the issuer. Additional information on this restricted security is as follows:

                                                       MARKET
                                                     VALUE AS A       MARKET
                                                     PERCENTAGE       VALUE
                       ACQUISITION    ACQUISITION     OF FUND'S       AS OF
                           DATE          COST        NET ASSETS    JUNE 30, 1999
                         -------        -------     -------------  -------------
SFC Acquisition Corp.    03-30-98      $500,000         0.58%        $550,000

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

=========================NOTES TO FINANCIAL STATEMENTS==========================

                  The Southeastern Thrift and Bank Fund, Inc.

(UNAUDITED)
NOTE A -

The Southeastern Thrift and Bank Fund, Inc. (the "Fund") is a diversified closed-end management investment company registered under the Investment Company Act of 1940. The Fund's primary investment objective is long-term capital appreciation. Its secondary investment objective is current income.

         Southeastern institutions are those located in the states of Alabama, Florida, Georgia, North Carolina, South Carolina, Tennessee, Virginia, Mississippi and Louisiana. The Fund intends to seek the securities of small to medium-size institutions. The Fund considers small to medium-sized savings and banking institutions to be those with market capitalizations of up to $10 billion. The Fund intends also to invest in holding companies the principal revenues of which are derived from institutions of that size. The Fund may also invest in larger institutions than those with market capitalizations of up to $10 billion that the Investment Adviser believes represent fundamental investment value and potential for future growth.

ACCOUNTING POLICIES

         Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Investments in listed securities are valued at the last sales price on the exchange on which such securities are primarily traded. Listed securities for which no sales are reported and securities traded in the over-the-counter market are valued at the average of the most recent bid and asked prices. Investment securities for which no current market quotations are available are valued at fair market value as determined in good faith under the direction of the Fund's Board of Directors. Short-term investments which mature in less than 61 days when acquired by the Fund are valued at amortized cost. Short-term investments which mature in more than 60 days are valued at current market value until the sixtieth day prior to maturity, at which time they are valued at amortized cost.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded using specific lot basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of discount on short-term investments, is recorded on the accrual basis.

DISTRIBUTIONS TO SHAREHOLDERS Net investment income distributions are generally distributed semiannually and capital gains distributions are generally distributed annually. Both are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through December 31, 1998, which has no effect on the Fund's net assets, net investment income or net realized gains.

         On July 27, 1999, the Fund declared a semi-annual income dividend in the amount of $0.18 per share. The dividend was paid on August 17, 1999, to shareholders of record on August 6, 1999. The ex-dividend date was August 4, 1999.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

=========================NOTES TO FINANCIAL STATEMENTS==========================

                  The Southeastern Thrift and Bank Fund, Inc.

NOTE B -
INVESTMENT ADVISORY AND ADMINISTRATION FEES AND
TRANSACTIONS WITH AFFILIATES

The Adviser is the Fund's investment adviser and administrator in accordance with the agreements described below.

         The Fund operates under an investment advisory agreement which calls for the Adviser to furnish office space, furnishings and equipment and to provide the services of persons to manage the investment and reinvestment of the Fund's assets and to continuously review, supervise and administer the Fund's investment program. In return, the Fund has agreed to pay the Adviser a monthly advisory fee at an annual rate of 0.65% of the Fund's average net assets, or a flat annual fee of $50,000, whichever is higher. In addition, if total Fund expenses exceed 2% of the Fund's average net assets in any one year, the Fund may require the Adviser to reimburse the Fund for such excess, subject to a minimum fee of $50,000.

         The Fund has also entered into an administration agreement with the Adviser pursuant to which the Adviser provides certain administrative services required by the Fund. In return, the Fund has agreed to pay a monthly administration fee at an annual rate of 0.15% of the Fund's average net assets, or a flat annual fee of $22,000, whichever is higher.

         The Fund does not pay remuneration to its officers nor to any director who may be employed by an affiliate of the Fund. Certain officers of the Fund are officers of the Adviser.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended June 30, 1999, aggregated $4,774,291 and $9,264,702, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended June 30, 1999.

         The cost of investments owned at June 30, 1999 (excluding deposits in mutual savings banks) for federal income tax purposes was $44,737,459. Gross unrealized appreciation and depreciation of investments aggregated $51,105,384 and $796,485, respectively, resulting in net unrealized appreciation of $50,308,899.

NOTE D -
SHARES REPURCHASED AND TENDER OFFERS

The Fund from time to time may, but is not required to, make open market repurchases of its shares in order to attempt to reduce or eliminate the amount of any market value discount or to increase the net asset value of its shares, or both. In addition, the Board currently intends each quarter during periods when the Fund's shares are trading at a discount from the net asset value to consider the making of tender offers. The Board may at any time, however, decide that the Fund should not make share repurchases or tender offers.

================================================================================

                  The Southeastern Thrift and Bank Fund, Inc.

REPURCHASE AGREEMENTS

A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than seven days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

         Repurchase transactions must be fully collateralized at all times, but they involve some credit risk to the Fund if the other party defaults on its obligations and the Fund is delayed or prevented from liquidating the collateral. The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller on a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period, and expense of enforcing its rights.

DIVIDEND REINVESTMENT PLAN

The Fund offers its registered stockholders an automatic Dividend Reinvestment Plan (the "Plan") which enables each participating stockholder to have all dividends (including income dividends and/or capital gains distributions) payable in cash reinvested by the Plan Agent in shares of the Fund's Common Stock. However, stockholders may elect not to enter into, or may terminate at any time without penalty, their participation in the Plan by notifying State Street Bank and Trust Company (the "Plan Agent") in writing. Stockholders who do not participate will receive all dividends in cash.

         In the case of stockholders such as banks, brokers or nominees who hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of record ownership of shares. These record stockholders will receive dividends under the Plan on behalf of participating beneficial owners and cash on behalf of non-participating beneficial owners. These recordholders will then credit the beneficial owners' accounts with the appropriate stock or cash distribution.

         Whenever the market price of the Fund's stock equals or exceeds net asset value per share, participating stockholders will be issued stock valued at the greater of (i) net asset value per share or (ii) 95% of the market price. If the net asset value per share of the Fund's stock exceeds the market price per share on the record date, the Plan Agent shall make open market purchases of the Fund's stock for each participating stockholder's account. These purchases may begin no sooner than five business days prior to the payment date for the dividend and will end up to thirty days after the payment date. If shares cannot be purchased within thirty days after the payment date the balance of shares will be purchased from the Fund at the average price of shares purchased on the open market. Each participating stockholder will be charged a pro rata share of brokerage commissions on all open market purchases.

         The shares issued to participating stockholders, including fractional shares, will be held by the Plan Agent in the name of the stockholder. The Plan Agent will confirm each acquisition made for the account of the participating stockholder as soon as practicable after the payment date of the distribution.

         The reinvestment of dividends does not in any way relieve participating stockholders of any Federal, state or local income tax which may be due with respect to each dividend. Dividends reinvested in shares will be treated on your Federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the NASDAQ National Market System as of the dividend payment date. Distributions from the Fund's long-term capital gains will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that

================================================================================

                  The Southeastern Thrift and Bank Fund, Inc.


purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

         All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

YEAR 2000 COMPLIANCE

The Adviser and the Fund's service providers are taking steps to address any year 2000-related computer problems. However, there is some risk that these problems could disrupt the issuers in which the Fund invests, the Fund's operations or financial markets generally.

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning The Southeastern Thrift and Bank Fund, Inc., we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

         State Street Bank and Trust Company
         P.O. Box 8200
         Boston, Massachusetts 02266-8200
         Telephone: (800) 426-5523

         If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

======================================NOTES=====================================

                  The Southeastern Thrift and Bank Fund, Inc.

================================================================================

[LOGO] JOHN HANCOCK FUNDS                                      -----------------
       A Global Investment Management Firm                        Bulk Rate
                                                                 U.S. Postage
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                        PAID
                                                               S. Hackensack, NJ
                                                                 Permit No. 750
                                                               -----------------












[LOGO] Printed on Recycled Paper                                      PT0SA 6/99
                                                                            8/99